In re: BlackRock Mutual Funds Advisory
Fee Litigation, 3:14-cv-01165-FLW-TJB

On May 27, 2014, Owen Clancy, Timothy
Davidson, Cindy Tarchis and Brendan Foote, investors in the BlackRock Global Allocation
Fund, Inc. and the BlackRock Equity Dividend
Fund (collectively, the "Funds"), filed a consolidated complaint (the "Consolidated
Complaint") in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock
Investment Management, LLC and BlackRock
International Limited (collectively, the
"Defendants") under the caption In re
BlackRock Mutual Funds Advisory Fee
Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of the Funds, alleges that the Defendants violated Section 36(b) of the Investment
Company Act by receiving allegedly excessive investment advisory fees from the Funds. The
Consolidated Complaint seeks, among other things, to recover on behalf of the Funds all allegedly excessive advisory fees received by the Defendants in the period beginning one year prior to the filing of the lawsuit and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated
Complaint are without merit and intend to vigorously defend the action.